UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2008

CardioNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33993 (Commission File Number)	33-0604557 (I.R.S. Employer Identification No.)

227 Washington Street #300 Conshohocken, PA (Address of principal executive offices)		19428 (Zip Code)

Registrant’s telephone number, including area code: (610) 729-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On October 30, 2008, the Company announced unaudited financial results for the quarter ended September 30, 2008.  A copy of the press release is included herewith as Exhibit 99.1.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

99.1         Press release of CardioNet, Inc. dated October 30, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CARDIONET, INC.

Dated: October 30, 2008	By:	/s/ Martin P. Galvan
Name: Martin P. Galvan
Title: Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release of CardioNet, Inc. dated October 30, 2008.